UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):
October 23, 2014

CASH AMERICA INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Texas	1-9733	75-2018239
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1600 West 7th Street
Fort Worth, Texas 76102
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 335-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¬ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¬ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¬ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¬ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.04	TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS

Cash America International, Inc. (the “Company”) has been notified by the plan administrator of the Cash America International, Inc. 401(k) Savings Plan (the “Plan”) that the Plan will have a blackout period (the “Blackout Period”) in which participants and beneficiaries of the Plan temporarily will be unable to direct or diversify investments in their individual accounts or obtain distributions from the Plan if the transaction involves the Company's common stock. The Company has previously announced that its Board of Directors has approved the spin-off of its e-commerce segment, Enova International, Inc. (“Enova”), into an independent and separate publicly traded company. The Blackout Period is necessary in connection with the spin-off to enable the Plan to update its records and accounting when shares of Enova are distributed to the Company’s shareholders, including shareholders who hold Company common stock under the Plan. The Blackout Period for the Plan is expected to begin as of 3:00 p.m. Central Time on November 7, 2014 and end at 8:00 a.m. Central Time on November 18, 2014.

The Company received the notice of the Blackout Period required by Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974 on October 23, 2014.

On October 27, 2014, the Company sent a notice of the Blackout Period (the “Blackout Period Notice”) to the members of its Board of Directors and executive officers pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Section 104 of Regulation BTR of the Securities Exchange Act of 1934, informing them that they would be prohibited during the Blackout Period from purchasing and selling shares of the Company’s common stock (including derivative securities pertaining to such shares) acquired in connection with their service or employment as a director or executive officer of the Company. A copy of the Blackout Period Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

During the Blackout Period, security holders or other interested persons may obtain, without charge, information about the actual beginning and ending dates of the Blackout Period and other information regarding the Blackout Period by contacting Transamerica Retirement Solutions toll-free at 1-800-755-5801. In addition, during the Blackout Period and for a period of two years after the ending date of the Blackout Period, such information may also be obtained, without charge, by contacting J. Curtis Linscott, General Counsel and Secretary, by telephone at (817) 335-1100, or in writing, at Cash America International, Inc., 1600 West 7th Street, Fort Worth, Texas 76102.

The completion of the distribution of Enova is subject to the satisfaction or waiver of a number of conditions described in the information statement included in the Enova Registration Statement on Form 10 that has been filed with the Securities and Exchange Commission.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
99.1	Notice of Blackout Period for Directors and Executive Officers of Cash America International, Inc. dated October 27, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASH AMERICA INTERNATIONAL, INC.

Date: October 27, 2014	By:	/s/ J. Curtis Linscott
J. Curtis Linscott
Executive Vice President, General Counsel
& Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Notice of Blackout Period for Directors and Executive Officers of Cash America International, Inc. dated October 27, 2014